Equity	6 Months Ended
Apr. 30, 2026
Other Restricted Assets [Abstract]
EQUITY
13.	EQUITY

Ordinary share

As of April 30, 2026, ordinary share has a par value of US$0.0025 per share. The authorized number of Class A Ordinary shares was 19,800,000 shares. Issued and outstanding Class A Ordinary shares were 1,615,128 shares, each having 1 vote per share. The authorized number of Class B Ordinary shares was 200,000 shares. Issued and outstanding Class B Ordinary shares were 200,000 shares, each having 20 vote per share.

On November 12, 2025, the Company completed its public offering on the Nasdaq Capital Market, issuing an aggregate of 13,333,333 ordinary shares (equivalent to 533,334 shares on a post-reverse-split basis) and warrants to purchase up to 26,666,666 ordinary shares. The offering price was US$0.60 per share (combined with a warrant), gross proceeds totaling US$8 million and net proceeds totaling US$7,037,437.

From the closing of this offering through April 30, 2026, warrants to purchase 15,794,229 Class A ordinary shares (equivalent to 631,794 shares post-split) were exercised cashless, resulting in the issuance of the corresponding number of Class A ordinary shares. All remaining warrants to purchase 10,872,437 ordinary shares were not exercised prior to their expiration. As these warrants expired unexercised, no warrants remained outstanding as of April 30, 2026.

Surplus reserve

A significant portion of the Company’s operations are conducted through its PRC (excluding Hong Kong) subsidiaries, the Company’s ability to pay dividends is primarily dependent on receiving distributions of funds from the Company’s subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations, and after it has met the PRC requirements for appropriation to statutory reserves. The Company is required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the surplus reserve are made at the discretion of the Board of Directors. Paid-in capital of the Company’s subsidiaries included in the Company’s unaudited interim condensed consolidated net assets are also non-distributable for dividend purposes.

As a result of these PRC laws and regulations, the Company’s PRC Operating Subsidiary are restricted in their ability to transfer a portion of their net assets to the Company. As of April 30, 2026 and October 31, 2025, net assets restricted in the aggregate, which include paid-in capital and statutory reserves funds of the Company’s subsidiaries, that are included in the Company’s unaudited interim condensed consolidated net assets were approximately $1.87 and $1.74 million.